VARIFORM
VINYL SIDING & ACCESSORIES
The Confident Choice.™

NAPCO
VINYL & METAL EXTERIOR PRODUCTS

PLY GEM INDUSTRIES, INC.

Kroy

MW
WINDOWS & DOORS

CWD
WINDOWS AND DOORS

GREAT LAKES® WINDOW
A Beautiful Welcome Home

PATRIOT™
VINYL WINDOWS

UBS Leverage Finance Conference

May 12, 2005

Management Presenters

Lee Meyer

Ply Gem

President & CEO

Shawn Poe

Ply Gem

Chief Financial Officer

President and Chief Executive Officer since January 2002

Previously President of Variform

Chief Financial Officer since February 2004 upon Caxton-
Iseman’s acquisition of Ply Gem

Previously Vice President - Finance of Variform, and prior to that, Corporate Controller for Nordyne, Inc.

Forward Looking Statements

The following information may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
These forward-looking statements are based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors. You are cautioned not to put undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied. Ply Gem
Industries, Inc. assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  For further information regarding Ply Gem’s risk factors, please refer to the risk factors identified in our form 10-K.

Ply Gem Review

Lee Meyer – President & CEO

Siding, Fencing, Railing, and Decking 47%
Windows & Doors 53%

PLY GEM INDUSTRIES, INC.

Ply Gem Industries, Inc.

Ply Gem is a leading manufacturer of residential exterior building products, focused primarily on vinyl products

Manufactures and markets a wide range of products, including vinyl siding, windows, patio doors, fencing, railing and decking

Multiple products under several leading brands across all price points, allowing the Company to diversify sales across distribution channels

Balanced mix between new construction and repair and remodeling and broad geographic reach across the US and Western Canada

Sales by Segment

Company History

Acquired by a Caxton–Iseman affiliate from Nortek, Inc. in
February 2004 for $560.0 million, excluding fees and expenses

Ply Gem’s transition to a stand-alone company was extremely smooth, due to Management’s diligence and support from our former parent, Nortek, Inc.

Acquired MWM Holdings, Inc (“MW”) from Invescorp Investment Equity Ltd.
and affiliates in August 2004 for $320.0 million, excluding fees and expenses

The integration of MW into Ply Gem has gone extremely well with all expected cost savings and synergies on track

Ply Gem Overview

Three primary brands:

MW is a leading, low-cost vertically integrated
manufacturer of windows and patio doors that primarily
serve the New Construction market

GLW brand recognized in U.S. as a leader in premium
vinyl replacement windows

CWD business is the #1 vinyl windows and doors
manufacturer in Western Canada

Balance of strength in New Construction (MW) and Repair
and Remodeling (GLW) with minimal geographic and
customer overlap

Windows & Doors Segment

53% of 2004 Net Sales

Siding, Fencing, Railing
and Decking Segment

47% of 2004 Net Sales

Siding & Accessories Products:

#3 in vinyl siding products

#1 in retail lumberyard channel

#1 in retail homecenters (exclusive supplier to Lowe’s)

#1 in manufactured housing channel

Fencing, Railing and Decking Products:

#1 in vinyl railing

Leading positions in fast growing vinyl fence and railing
categories

#2 in vinyl fencing

Platform for growth in emerging composite sector

Ply Gem has two reportable segments

Industry Fundamentals Remain Favorable

Vinyl windows are gaining important market share and continue to grow at significant rates

Increased builder and consumer acceptance of vinyl windows, with vinyl being the dominant window material

New construction in Western Canada has slowed, but remains near high levels historically

Windows & Doors

Fencing, Railing & Decking

US residential and commercial vinyl fence market growing at 15%+
per annum

Siding & Accessories

Vinyl remains one of the growing segments among all siding
product types

Vinyl siding penetration within both the new construction market and repair/remodeling market continues to increase

Housing Market
Fundamentals

Interest rates remain at relatively low levels and appear poised to continue rising at a measured pace

Factors driving new construction include an aging housing supply, growing population, and increasing home
ownership rates

Repair & remodeling segment driven by strong existing home sales and an aging housing supply

Repair & remodeling provides an effective counter balance to the new construction segment

Fencing, Decking & Railing 7%
Vinyl Windows 37%
Wood Window & Hybrid 11%
Vinyl Patio Doors & Other 3%
Steel & Fiberglass Entry Doors 2%
Siding & Accessories 40%

Independent Dealers 8%
Retail Lumberyards 37%
Home Centers 11%
Contractors & Builders 9%
Vinyl Fabricators 6%
Manufactured Housing 6%
Other 2%
Wholesale Distributors 21%

Repair & Remodeling 39%
New Construction 61%

PLY GEM INDUSTRIES, INC.

Diversified Business Profile

2004 Sales by Product

2004 Sales by Distribution Channel

2004 Sales by End Market

Ply Gem is well diversified from a product, distribution channel, and end market perspective

Manufacturing Operations

The combined Company has broad geographic reach…

MW Windows

10

Hammonton, New Jersey

11

Tupelo, Mississippi

12

Fayetteville, North Carolina

13

Rocky Mount, Virginia

14

Rocky Mount, Virginia

Note:  Blue circles represent distribution centers

8

Fencing, Railing and Decking

8

York, NE

9

Fair Bluff, NC

Windows and Doors

5

Calgary, Alberta, Canada

6

Toledo, OH

7

Sarver, PA

Siding and Accessories

1

Kearney, MO

2

Martinsburg, WV

3

Jasper, TN

4

Valencia, PA

1

2

3

4

5

6

7

9

10

14

13

11

12

MW Windows

10

Hammonton, New Jersey

11

Tupelo, Mississippi

12

Fayetteville, North Carolina

13

Rocky Mount, Virginia

14

Rocky Mount, Virginia

MW Windows

10

Hammonton, New Jersey

11

Tupelo, Mississippi

12

Fayetteville, North Carolina

13

Rocky Mount, Virginia

14

Rocky Mount, Virginia

Note:  Blue circles represent distribution centers

8

Fencing, Railing and Decking

8

York, NE

9

Fair Bluff, NC

Fencing, Railing and Decking

8

York, NE

9

Fair Bluff, NC

Windows and Doors

5

Calgary, Alberta, Canada

6

Toledo, OH

7

Sarver, PA

Windows and Doors

5

Calgary, Alberta, Canada

6

Toledo, OH

7

Sarver, PA

Siding and Accessories

1

Kearney, MO

2

Martinsburg, WV

3

Jasper, TN

4

Valencia, PA

Siding and Accessories

1

Kearney, MO

2

Martinsburg, WV

3

Jasper, TN

4

Valencia, PA

1

2

3

4

5

6

7

9

10

11

12

14

13

…and leading market share in fast-growing
south-Atlantic and mid-Atlantic regions

Competitive Advantages

Facilities Located to
Optimize Service and
Flexibility

Locations of facilities allow us flexibility to shift production to optimize efficiency while maintaining high
service levels

CWD operates 7 distribution centers that service the Western
Canada windows and doors market

Low Cost Producer

One of the largest consumers of PVC resin in North America—
results in purchasing leverage that others may not have

Vertical integration has significantly reduced cost in
window products

Efficient Manufacturer

Siding facilities are among the most efficient in the industry

Virtual facility strategy in siding is being deployed in fence and window operations

Utilize DFT and other Lean Manufacturing techniques

Proprietary VMI (Vendor Managed Inventory) program

Recognized by customers for outstanding service and lead times

Outstanding Service
Proposition

Strong Brand Recognition

Georgia-Pacific siding brand is one of the most recognized names in building products

MW is recognized by dealers as a brand that drives business

Great Lakes Window brand is highly-regarded within the premium price category of remodeling windows

Our Strategy

Continue Share Gains

Continued investment in product innovation and quality, coupled with strong customer service

Leverage strong customer relationships across product families

Provide bundled products to further leverage our channel
partners and our exclusive industry relationships

Expand Brand Coverage
and Product Innovation

Leverage our existing brands to further our product offerings and price points

Maximize the value of our new product innovations and
technologies through best practices and manufacturing
techniques across product categories

Expand our virtual plant strategy across our window facilities

Leverage our total raw material expenditures to reduce cost

Expand our vertical integration across our window products

Leverage our sales and marketing efforts across product
categories to improve sector penetration while reducing SG&A expense as a percentage of sales

Further Improve Operating
Efficiencies

Investment Highlights

Strong Management Team

Proven track record across all of Ply Gem businesses with the respect of our customers

Industry Leader

#3 market share position in vinyl siding products

Combined Company’s window business among the top players in
the vinyl window industry

Leading position in fast growing vinyl fence and railing category

Product Portfolio of Highly
Regarded Brands Names
Across Price Points

Diverse product offerings across all price points

Multiple brands and differentiated products

Multiple distribution channels

Minimal working capital and capital expenditures

NOLs of approximately $36.5 million at 12/31/04

Focus on balance sheet deleveraging over next 12-24 months

Strong Sustainable
Free Cash Flow

Numerous
Synergistic
Opportunities

Cost synergies through operational improvements and
consolidation of appropriate “backroom” functions

Revenue synergies through cross selling within window and siding customer base

Financial Review

Shawn Poe – Chief Financial Officer

Historical Combined Pro Forma Financial Information

Net Sales

Adjusted EBITDA

Adjusted EBITDA - CapEx

Capital Expenditures

$676.8

$722.2

$766.6

$808.2

$0.0

$200.0

$400.0

$600.0

$800.0

$1,000.0

2001

2002

2003

2004

01 - 04 CAGR = 6.1%

$67.5

$100.2

$99.9

$110.0

$0.0

$40.0

$80.0

$120.0

$160.0

2001

2002

2003

2004

01 - 04 CAGR = 17.7%

$48.2

$88.7

$84.0

$98.5

$0.0

$40.0

$80.0

$120.0

$160.0

2001

2002

2003

2004

01 - 04 CAGR = 26.9%

$0.0

$10.0

$20.0

$30.0

2001

2002

2003

2004

0.0%

1.0%

2.0%

3.0%

4.0%

Total Capital Expenditures

% of Sales

$100.0
$75.0
$50.0
$25.0
$0.0
$54.2
$90.9
$86.2
$95.3
2001
2002
2003
2004

PLY GEM INDUSTRIES, INC.

Pro Forma Historical Free Cash Flow

On a pro forma basis, Ply Gem has generated
Significant unlevered free cash flow

PLY GEM INDUSTRIES, INC.

PLY GEM INDUSTRIES, INC.

Key Attributes

Sales Synergies
Across Businesses

World Class
Manufacturing
Practices

Proven Management
Team

Significant
Synergies and Cost
Savings

Substantial,
Sustainable Free
Cash Flow

Strong Product
Portfolio of Highly
Regarded Brand
Names Across All
Price Points

Strong  Financial
Sponsor Support

Long-Standing and
Diversified
Customer
Relationships

Questions & Answers

Supplemental Information

Computation of Non-GAAP Financial Information

Pro forma net sales

Adjusted pro forma EBITDA

Pro forma capital expenditures (CAPEX)

Pro forma EBITDA less CAPEX

Pro forma unlevered free cash flow

Computation of Pro Forma Net Sales

Supplemental Information

Post-Nortek

Unaudited

Unaudited

Recapital-

Pro Forma

Ply Gem

Ply Gem

Pro Forma

Ply Gem Holdings, Inc. and Subsidiaries:

ization

Full Year

Industries, Inc.

Holdings, Inc.

Full Year

Jan. 1, 2003

Jan. 10, 2003

Ended

Jan. 1, 2004

Jan. 23, 2004

Ended

(Dollars in thousands)

to Jan. 9,

to Dec. 31,

Dec. 31,

to Feb. 11,

to Dec. 31,

Dec. 31,

2001

2002

2003

2003

2003

2004

2004

2004

Net sales - Ply Gem Industries, Inc.

485.0

$

509.0

$

8.8

$

522.6

$

531.4

$

40.6

$

585.9

$

626.6

$

  Adjustment to exclude Thermal Gard Industries, Inc.

    whose assets were sold in early 2004

(16.2)

(12.7)

(0.3)

(6.4)

(6.8)

(0.6)

(0.4)

(1.0)

Adjusted pro forma net sales

468.7

$

496.2

$

8.5

$

516.1

$

524.6

$

40.0

$

585.6

$

625.5

$

MWM Holding, Inc. and Subsidiaries:

For the

For the

Pro Forma

Pro Forma

Period from

Period from

Full Year

Full Year

Dec. 29, 2002

Jan. 18, 2003

Ended

Dec. 28, 2003

Aug. 27, 2004

Ended

(Dollars in thousands)

December 29,

December 28,

to Jan. 17,

to Dec. 27,

Dec. 27,

to Aug. 26,

to Dec. 31,

Dec. 31,

2001

2002

2003

2003

2003

2004

2004

2004

Net sales - MWM Holdings, Inc.

208.0

$

226.0

$

10.3

$

231.7

$

242.0

$

182.6

$

182.6

$

For the Full

For the Full

For the Full

For the Full

Year Ended

Year Ended

Year Ended

Year Ended

2001

2002

2003

2004

Ply Gem and MWM combined pro forma net sales

676.8

$

722.2

$

766.6

$

808.2

$

Note:  Results of MWM are included in Ply Gem results following

          Ply Gem's August 27, 2004 Acquisition of MWM.

Predecessor

Pre Ply Gem Acquisition

Full Year Ended

Post-Nortek Recapitalization

Pre-Nortek Recapitalization

Full Year Ended

December 31,

Computation of Adjusted Pro Forma EBITDA

Supplemental Information

Post-Nortek

Unaudited

Unaudited

Recapital-

Pro Forma

Ply Gem

Ply Gem

Pro Forma

Ply Gem Holdings, Inc. and Subsidiaries:

ization

Full Year

Industries, Inc.

Holdings, Inc.

Full Year

Jan. 1, 2003

Jan. 10, 2003

Ended

Jan. 1, 2004

Jan. 23, 2004

Ended

(Dollars in thousands)

to Jan. 9,

to Dec. 31,

Dec. 31,

to Feb. 11,

to Dec. 31,

Dec. 31,

2001

2002

2003

2003

2003

2004

2004

2004

Ply Gem Net Income (loss) from continuing operations

6.8

$

15.8

$

(0.9)

$

11.0

$

10.1

$

(3.4)

$

17.7

$

14.3

$

  Interest expense, net

26.2

33.5

1.0

32.9

33.9

3.7

37.2

40.9

  Provision for income taxes

6.2

8.1

(0.5)

7.2

6.7

(1.9)

11.3

9.5

  Depreciation and amortization

21.0

14.1

0.3

14.7

15.0

1.4

17.7

19.1

  Non-Cash gain on currency translation

0.0

0.0

0.0

0.0

0.0

0.0

(2.5)

(2.5)

  Non-Cash charge of purchase price

    allocated to inventories

0.0

0.0

0.0

1.4

1.4

0.0

2.4

2.4

Ply Gem EBITDA

60.2

71.5

(0.1)

67.2

67.1

(0.2)

83.9

83.7

  Adjustment to exclude Thermal Gard Industries, Inc.

    whose assets were sold in early 2004

(1.6)

1.0

(0.0)

0.6

0.6

0.1

(0.1)

0.1

Ply Gem adjusted pro forma EBITDA

58.6

$

72.4

$

(0.1)

$

67.8

$

67.7

$

(0.0)

$

83.8

$

83.8

$

MWM Holding, Inc. and Subsidiaries:

For the

For the

Pro Forma

Pro Forma

Period from

Period from

Full Year

Full Year

Dec. 29, 2002

Jan. 18, 2003

Ended

Dec. 28, 2003

Aug. 27, 2004

Ended

(Dollars in thousands)

December 29,

December 28,

to Jan. 17,

to Dec. 27,

Dec. 27,

to Aug. 26,

to Dec. 31,

Dec. 31,

2001

2002

2003

2003

2003

2004

2004

2004

MW Net Income (loss) from continuing operations

(13.0)

$

10.7

$

(25.5)

$

4.5

$

(21.0)

$

3.6

$

3.6

$

  Interest expense, net

11.8

11.3

0.6

9.9

10.5

15.5

15.5

  Provision for income taxes

0.0

(0.1)

0.0

3.4

3.4

0.7

0.7

  Depreciation and amortization

7.8

5.7

0.4

8.9

9.2

6.5

6.5

MW EBITDA

6.6

27.6

(24.5)

26.6

2.1

26.2

0.0

26.2

Non-Cash assumption of liabilities of affiliate

2.2

0.2

5.5

5.5

0.0

Management fees

4.0

4.0

0.0

Abandoned transaction costs

0.8

0.8

0.0

Change of control payments

19.8

19.8

0.0

MW adjusted pro forma EBITDA

8.9

$

27.8

$

0.8

$

31.5

$

32.2

$

26.2

$

-

$

26.2

$

For the Full

For the Full

For the Full

For the Full

Year Ended

Year Ended

Year Ended

Year Ended

2001

2002

2003

2004

Ply Gem and MWM combined adjusted pro forma EBITDA

67.5

$

100.2

$

99.9

$

110.0

$

Note:  Results of MWM are included in Ply Gem results following

          Ply Gem's August 27, 2004 Acquisition of MWM.

Predecessor

Pre Ply Gem Acquisition

Full Year Ended

Post-Nortek Recapitalization

Pre-Nortek Recapitalization

Full Year Ended

December 31,

Computation of Pro Forma Capital Expenditures (CAPEX)

Supplemental Information

Post-Nortek

Unaudited

Unaudited

Recapital-

Pro Forma

Ply Gem

Ply Gem

Pro Forma

Ply Gem Holdings, Inc. and Subsidiaries:

ization

Full Year

Industries, Inc.

Holdings, Inc.

Full Year

Jan. 1, 2003

Jan. 10, 2003

Ended

Jan. 1, 2004

Jan. 23, 2004

Ended

(Dollars in thousands)

to Jan. 9,

to Dec. 31,

Dec. 31,

to Feb. 11,

to Dec. 31,

Dec. 31,

2001

2002

2003

2003

2003

2004

2004

2004

CAPEX - Ply Gem Industries, Inc.

13.8

$

9.4

$

0.3

$

7.7

$

8.0

$

0.7

$

6.8

$

7.5

$

  Adjustment to exclude Thermal Gard Industries, Inc.

    whose assets were sold in early 2004

(0.1)

(0.1)

0.0

0.0

0.0

0.0

0.0

0.0

Adjusted pro forma CAPEX

13.7

$

9.3

$

0.3

$

7.7

$

8.0

$

0.7

$

6.8

$

7.5

$

MWM Holding, Inc. and Subsidiaries:

For the

For the

Pro Forma

Pro Forma

Period from

Period from

Full Year

Full Year

Dec. 29, 2002

Jan. 18, 2003

Ended

Dec. 28, 2003

Aug. 27, 2004

Ended

(Dollars in thousands)

December 29,

December 28,

to Jan. 17,

to Dec. 27,

Dec. 27,

to Aug. 26,

to Dec. 31,

Dec. 31,

2001

2002

2003

2003

2003

2004

2004

2004

CAPEX - MWM Holdings, Inc.

5.6

$

2.2

$

0.5

$

7.4

$

7.9

$

4.0

$

4.0

$

For the Full

For the Full

For the Full

For the Full

Year Ended

Year Ended

Year Ended

Year Ended

2001

2002

2003

2004

Ply Gem and MWM combined pro forma CAPEX

19.3

$

11.5

$

15.9

$

11.5

$

Note:  CAPEX of MWM is included in Ply Gem results following

     Ply Gem's August 27, 2004 Acquisition of MWM.

Full Year Ended

Post-Nortek Recapitalization

Pre-Nortek Recapitalization

Full Year Ended

December 31,

Predecessor

Pre Ply Gem Acquisition

Computation of Adjusted Pro forma EBITDA - CAPEX

Supplemental Information

For the Full

For the Full

For the Full

For the Full

Year Ended

Year Ended

Year Ended

Year Ended

2001

2002

2003

2004

Ply Gem and MWM combined adjusted pro forma EBITDA

67.5

$

100.2

$

99.9

$

110.0

$

Ply Gem and MWM combined pro forma CAPEX

19.3

11.5

15.9

11.5

Ply Gem and MWM combined adjusted pro forma EBITDA - CAPEX

48.2

$

88.7

$

84.0

$

98.5

$

Computation of Pro forma Unlevered Free Cash Flow

Supplemental Information

For the Full

For the Full

For the Full

For the Full

Year Ended

Year Ended

Year Ended

Year Ended

2001

2002

2003

2004

Ply Gem and MWM combined adjusted pro forma EBITDA

67.5

$

100.2

$

99.9

$

110.0

$

Ply Gem and MWM combined pro forma CAPEX

19.3

11.5

15.9

11.5

Ply Gem and MWM combined adjusted pro forma EBITDA - CAPEX

48.2

$

88.7

$

84.0

$

98.5

$

Working Capital Change (Increase)/Decrease

6.0

2.2

2.2

(3.3)

Unlevered Free Cash Flow

54.2

$

90.9

$

86.2

$

95.3

$

Note:

1)  Unlevered cash flows defined as Adj. PF EBITDA less capital expenditures less change in working capital.

2)  Working capital is defined as total current assets (excluding cash and cash equivalents and deferred income taxes)
      less current liabilites (excluding the current portion of long-term debt and capital lease obiligations)

23